UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): Wednesday, February 2, 2011
EMS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia	000-06072	58-1035424

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Engineering Drive Norcross, Georgia	30092

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (770) 263-9200
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information
Item 2.02 Results of Operations and Financial Condition
On February 2, 2011, EMS Technologies, Inc. is publicly releasing its revised earnings guidance for the year ended December 31, 2010. A copy of the press release is furnished with this filing as Exhibit 99.1.
Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(c)	The following exhibits are furnished as part of this Form 8-K.

Exhibit
No.	Description

99.1	Press release dated as of February 2, 2011
SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMS TECHNOLOGIES, INC.
Date: February 2, 2011	By:	/s/ Gary B. Shell
Gary B. Shell
Senior Vice President, Chief Financial Officer and Treasurer